1 © 2021 Compass Minerals. Not for distribution. Compass Minerals Lithium: Sustainable and Domestic Ryan Bartlett, Ph.D. Chief Strategy Officer Fastmarkets Lithium Supply and Markets Conference September 20, 2021

2 FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the anticipated development of the lithium resource at the company’s Ogden, Utah, site, including the indicated lithium resource within the ambient brine of the Great Salt Lake; lithium vision; time to market and market entry; lithium value proposition, including its ability to use existing infrastructure and leverage natural processes; permitting needed; mineral lifecycle, including the effective life, extraction amounts and process; and ability to deliver on vision, including emissions footprint, cost competitiveness and delivery lead time. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. We use words such as “may,” “would,” “could,” “should,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “outlook,” “project,” “estimate,” “target,” and similar expressions suggesting future outcomes or events to identify forward-looking statements or forward-looking information. These statements are based on the company’s current expectations and involve risks and uncertainties that could cause the company’s actual results to differ materially. The differences could be caused by a number of factors, including without limitation: (i) the company’s ability to convert all or any part of the lithium mineral resource identified by the initial assessment into an economically extractable mineral reserve, including the availability and cost of capital for related capital expenditures and the development of applicable process technologies; (ii) the overall environmental impact of the proposed extraction of the lithium mineral resource, as well as the company’s ability to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, governmental or regulatory authorities and costs related to implementing improvements to ensure compliance with regulatory requirements; (iii) the results of the company’s proposed strategic resource assessment regarding the lithium mineral resource; (iv) the company’s ultimate production capacity with respect to lithium carbonate equivalent (“LCE”); (v) potential weaknesses and uncertainties in global economic conditions, including adverse changes in the overall market for lithium and related products; (vi) the risk that the company may not realize the expected financial or other benefits from the proposed development of the lithium mineral resource; (vii) impacts of the COVID-19 pandemic; (viii) weather conditions; (ix) pressure on prices and impact from competitive products; (x) foreign exchange rates and the cost and availability of transportation for the distribution of the company’s products; (xi) any inability by the company to successfully implement its strategic priorities or its cost-saving or enterprise optimization initiatives; and (vii) the timing and the outcome of the sale process for the company’s South America chemicals business. For further information on these and other risks and uncertainties that may affect the company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 (including any amendments) filed with the SEC, as well as the company’s other SEC filings. The company undertakes no obligation to update any forward-looking statements made in this presentation to reflect future events or developments, except as required by law. Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties. The company has completed an initial assessment to define the lithium resource at Compass Minerals’ existing operations in accordance with applicable SEC regulations, including Subpart 1300. Pursuant to Subpart 1300, mineral resources are not mineral reserves and do not have demonstrated economic viability. The company’s mineral resource estimates, including estimates of the LCE mineral resource, are based on many factors, including assumptions regarding extraction rates and duration of mining operations, and the quality of in-place resources. For example, the process technology for commercial extraction of lithium from brines with low lithium and high impurity (primarily magnesium) is still developing. Accordingly, there is no certainty that all or any part of the LCE mineral resource identified by the initial assessment will be converted into an economically extractable mineral reserve.

3 WHY ARE WE HERE TODAY? INTRODUCE Compass Minerals FRAME the importance of lithium development in North America SHARE our lithium value proposition

COMPASS MINERALS AT-A-GLANCE

Compass Minerals

~$1 B
in annual revenue[1]

Largest sulfate of potash (SOP) producer
in the Western Hemisphere

~$230 M
Adjusted EBITDA[1,2]

Leading salt producer
in North America and U.K.

175+ years
in operation

~2.4M metric tons LCE
total lithium resource[3]

Focused on sustainability and safety

Our Workforce. We strive to create a safe and inclusive workplace where everyone has a voice and every voice matters

Our Communities. We value partnerships with local stakeholders and play an integral role in supporting local economies

Our Environment. We are dedicated to the responsible transformation of the Earth's natural resources while managing our environmental impact

1. Fiscal year-end Dec.31, 2020 data
2. Reflects continuing operations of the company Non-GAAP measure; includes pro forma estimates
3. Technical Report Summary: Initial Assessment, Lithium Mineral Resource Estimate, Compass Minerals Ogden, Inc. GSL / Ogden Site; Report Date: July 13, 2021 estimate

Note: Compass Minerals is NYSE listed under the ticker CMP

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5 1. Based on 2016-19 import source shares and 2020 total imports for consumption, USGS [XX] 2020 US inflows of lithium1, thousands of metric tons of lithium content “President Biden Outlines Target of 50% Electric Vehicle Sales Share in 2030 to Unleash Full Economic Benefits of Build Back Better Agenda and Advance Smart Fuel Efficiency and Emission Standards” Other geographies China Russia ArgentinaChile South America Oceania North America 0.1 1.0 0.1 0.1 1.6 GLOBAL RACE FOR LI SUPPLY IS ACCELERATING NORTH AMERICAN LITHIUM SUPPLY IS LIMITED “The administration wants to see mining happen in a responsible way in this country to be able to get the lithium, cobalt, the nickel that are necessary for battery production for electric vehicles… It can be done in a way that respects the environment.” - Jennifer Granholm, U.S. Secretary of Energy

6 Support the North American battery market by accelerating the development of a sustainable, secure domestic lithium supply chain OUR LITHIUM VISION

7 TIME TO MARKET Average project Up to 10 years1 Compass Minerals Lithium ~4 years expected EXPECTED MARKET ENTRY BY 2025 1: Source- USGS, press search, company websites

8 GLOBAL RACE FOR LI SUPPLY IS ACCELERATING OUR LITHIUM VALUE PRO OSITION Located near the Great Salt Lake, our Ogden, Utah, solar evaporation site has been operating for 50+ years Compass Minerals owns leases for ~160k acres at our Ogden operation Our Ogden operation has existing infrastructure used to produce salt, potash and magnesium; this proven process will also enable lithium production Compass Minerals expects no additional permitting needed to access our lithium resource Our operation utilizes solar and wind evaporation over a three-year pond process developed to access minerals Building on our history of North American mineral extraction Utilizing existing infrastructure to enable lithium production Leveraging natural processes for sustainable operations Ogden

CURRENT OGDEN OPERATIONS – GENERAL BRINE FLOW


Great Salt Lake
– North Arm
Bear River
East Ponds
Ogden
West Ponds
Weber River
Great Salt Lake
– South Arm
Provo and
Jordan Rivers
Salt Lake City
Grantsville
Legend
Union Pacific RR Causeway
Behrens Trench
Brine flow through the lake
Existing pond structure

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10 South Arm North Arm Four rivers feed the Great Salt Lake, carrying lithium and other minerals 1 Over time, brine concentrates in the ponds 3 We plan to extract 20- 25 kt per year with direct lithium extraction technology 4 Once lithium is removed, the brine will be further processed to other products 5 Previously, lithium was co-extracted as part of the sulfate of potash and salt production process After salt, sulfate of potash and lithium extraction, brine is returned to the ponds 6 There is ~127 kt of lithium already concentrated in our ponds The amount of minerals in the lake has stayed relatively constant over the last 50 years, even though lithium is concentrated in our process or returned to our ponds There is ~2.2 Mt of lithium in the Great Salt Lake As brine flows into the North Arm, where Compass Minerals is located, lithium concentration increases 2 Sustainable Lithium and Essential Mineral Lifecycle It takes 3 years to move the minerals through our system and we believe we can manage this process to an effective life of 60+ years for lithium

11 Ogden Asset Development Timeline EXTENSIVE EXPERIENCE OPERATING IN THE GREAT SALT LAKE 1962 – Lithium Corporation of America leased 55,000 acres of Great Salt Lake lakebed to prospect lithium for the Pentagon’s nuclear program 2018 – Initiated exploration and sampling campaign to define the lithium resource 2021 – Lithium resource defined, comprised of interstitial brine and Great Salt Lake resources 1993 – Compass Minerals acquired Ogden facility 1998 – First ton of magnesium chloride produced 1990s 2010s Present By 20251960s 11 By 2025 – Lithium expected to be delivered from our Ogden operation

12 CAPABLE AND READY TO DELIVER OUR VISION We anticipate a lower emissions footprint compared to other projects because we use brine that is already being processed We expect to be cost competitive due to synergy with existing operations As a long-standing operator and engaged stakeholder on the Great Salt Lake, we have strong working relationships with local stakeholders We expect to have a low lead time to deliver our product domestically We expect no additional permitting needed to access the lithium in our resource

THANK YOU, QUESTIONS?

14 APPENDIX

15 RECONCILIATION OF NON-GAAP INFORMATIONRECONCILIATION OF NON-G AP INFORMATION1 Reconciliation for EBITDA and Adjusted EBITDA (unaudited) (in millions) Twelve months ended December 31, 2020 Net earnings $ 42.6 Interest expense 62.7 Income tax expense 1.9 Depreciation, depletion and amortization 117.8 EBITDA $ 225.0 Adjustments to EBITDA Stock-based compensation – non cash 9.0 Gain on foreign exchange (4.6) Other, net 0.4 Adjusted EBITDA $ 229.8 1 Reflects pro forma estimates of the company’s continuing operations; see the company’s Form 10K/A filed with the SEC on Sept. 3, 2021 for more information